Exhibit 99.1

Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”,  “could”,
“may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes;
interest and other income (expense), net; depreciation; amortization; stock-based compensation charges; gain or loss on derivatives’ revaluation; net income (loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual.
Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted
EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted
EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.
Corporate Overview – Q3 2014

3 Corporate Overview – Q3 2014

Current financial momentum
To aggregate and curate the most relevant and rich personalized local content for consumers and present it wherever and however the consumer searches for information while providing significant reach and value to our advertisers and partners.
Our strategy
Corporate Overview – Q3 2014

Corporate Overview – Q3 2014

$71.4 Billion total
U.S. local search
and display spend
by 2017
80% of consumer
purchases occur
within a 3-mile radius
of a consumer’s home
Consumers spend
$10.7 Trillion
annually on goods
and services
$176.3 Billion
total U.S. online
ad spend in 2017
Borrell Associates, February 2014 Businessweek/U.S. Commerce Department 2011         Forrester 2013
$57.3 Billion local
mobile display
spend by 2017
92% of consumers
research online
before purchasing
25% of searches
are local and
commercial
Many searches start
on major search
engines, leading to…
…Local and
thousands of our
network sites
3
3
3

2
1

6 * Future channels Corporate Overview – Q3 2014 *

Significant leverage within business model for growth

Owned & Operated (Traffic)
Local.com® flagship site and app offer consumers
relevant, local content search experience.
24 million unique visitors
Distribution Network (Reach)
A diverse group of mobile, app and desktop publishers,
allowing us to monetize more consumers interactions.
3 billion impressions monthly
Figures based represents Q2 data
Corporate Overview – Q3 2014

• O&O: Content and traffic
acquisition improvements
delivering growth
• Network: Focus on quality
and advertiser’s conversion
are expected to yield long-
term growth

Complimentary
local search
businesses
Market
opportunity is
growing
Innovation yields
competitive
advantages
Financial
position
Mobile is the fastest
growing segment of
search & mobile local ad
revenues are projected to
grow >3X in 5 yr. to
$15.7B in 2018*
• nQuery™ – hosted local
search opens up new
enterprise channels and
markets
• Krillion® – continued leverage
from technology across
business
• IP – Licensing and  strategic
opportunities
• $6.7M cash balance at
6/30/14
• $8.9M line of credit balance at
6/30/14
• Positioned to address $5M
in convertible notes,
maturing on 4/15
*BIA/Kelsey 2014
Corporate Overview – Q3 2014

Multiple growth drivers

*Estimate
Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end
Stabilize Execute GROW
• Driving organic traffic
•
• 100 GM bpt.s ~ $1M EBITDA at
current rev.
• Increasing new and existing partners
without significant cost
• Leveraging existing technology
platform, core development team and
corporate infrastructure
Expanding EBITDA margin
Scaling business
Improving gross margin
Corporate Overview – Q3 2014
$100+M revenue, most of incremental
GM drops to the bottom line

% of Total Revenue by Business Unit
15%
85%
20%
80%
37%
63%
39%
61%
51%
49%
Quarterly Revenues by Business Unit
$4.1
$22.6
$5.0
$19.4
$7.6
$12.9
$8.3
$13.2
$11.6
$11.1
$14.5
$8.9
62%
38%
60%
40%
$16.1
$10.7
$26.7
$24.4
$20.6
$21.5
$22.7
$23.5
$26.8
$14.8
$11.4
$26.2
56%
44%
$22.5
$9.9
$12.6
44%
56%
Corporate Overview – Q3 2014

From here to there

FOUNDATION 2004-2012
FOCUS 2013-2014
RELEVANT REACH FUTURE

DEEP ROOTS IN LOCAL SEARCH
LEVERAGE INNOVATIVE
TECHNOLOGY
PIVOT TO ENTERPRISE
Richer consumer experience, expanding channels &
innovative technology to fuel growth
Corporate Overview – Q3 2014
•
Focus on local search
•
First search site live in 2004
•
Deliver a relevant,
personalized consumer
experience across screens
•
Build our publisher network
with quality partners and traffic
•
Drive revenue growth through
new channel partners and
markets
•
Derive value from our
intellectual property portfolio
•
Shift in focus from SMB
to Enterprise
•
Focus on shopping and mobile
experiences

Expanding into new channels and devices in markets around the globe.
Mobile carriers & operators
ISPs
Consumer Devices
& Appliances
Digital
Signage
Total Number of Devices with a
Wireless Connection
Reaches 40.9B by 2020*
*eMarketer/ABI Research 2014
Corporate Overview – Q3 2014
Go to market steps

Right product offer, right place and right time
Brands
Interactive Ad
Agencies
Media
Conglomerates
Go to market steps
*Borrell Associates 2014
Total US Display Advertising
Spend in Billions
Reaches 109B by 2017*
Corporate Overview – Q3 2014

Local Labs serves as a
digital technology lab
and start-up incubator
focused on innovating
the digital ecosystem
that converges around
the digital consumer’s
path from discovery to
decision.
* No. of employees based on estimates
Corporate Overview – Q3 2014
*
*

The patent descriptions herein do not constitute the legal opinion or advice of the patent owner or their counsel. The reader is encouraged to seek the advice of their own counsel regarding the scope of any domestic or foreign patents.
Reviewing options to
maximize value
Pay-Per-Call patent portfolio
Transferring patents into
dedicated IP holding subsidiary
Structure provides most flexible solution
to leverage value
Corporate Overview – Q3 2014

Leadership team

Fred Thiel
Chairman & CEO

Ken Cragun
Chief Financial Officer
Scott Reinke
Chief Legal Officer
Carlos Caponera
Sr. VP O&O
Lori Chavez
VP Marketing
Eileen Kim
VP Shopping
Joe Lindsay
VP Technology
Rob Luskey
VP Bus. Development
Eric Orrantia
VP Network
Brian Singleton
VP Innovation

Fred Thiel
Chairman of the Board & Chief Executive Officer
•
John M. Payne
Director
John E. Rehfeld
Director
David M. Hughes
Director
Norman K. Farra, Jr.
Lead Director
•
Director since January 2013, chairman since January
2014, CEO since May 2014
25+ years leading technology, data communications,
Internet, Big Data, digital media and software companies
Formerly CEO at GameSpy Industries and Lantronix
(LTRX) and executive at Triton Pacific Capital Partners,
TechStarter Ventures and Graham Partners
•
Director since August 2005
20+ years of strategic leadership experience and investment
banking
Aegis Capital, Corp., R.F. Lafferty & Co. Inc., Cresta Capital
Strategies, LLC, GunnAllen Financial Inc.
•
•
•
Director since June 2014
15+ years of executive leadership experience with specialties in global digital marketing, SEO and SEM
CEO of The Search Agency, a global digital marketing company
United Online, Inc., Boston Consulting Group, Mercer
Management Consulting
Serving on boards of Spark Networks (NYSE: LOV), YPOLA &
The Huron University College Foundation USA
•
•
•
•
•
Director since June 2014
30+ years of experience leading public and private companies specializing in early stage software and technology companies as well as significant IP licensing strategies
CEO of SimpleAir, Inc., an inventor-owned technology licensing company with mobile interests and intellectual property assets
Stamps.com (NASDAQ: STMP), Day Software (SWX: DAYN), CEO of
10+ digital technology and enterprise security companies
Serving as MD Outset Ventures and as an advisory board member for
Digital Offering LLC.
•
•
•
•
•
•
•
•
•
Director since August 2005 and lead independent director from
December 2005 to October 2011
30+ years of strategic leadership experience
Adjunct professor of marketing and strategy for the Executive MBA
Program at Pepperdine University, since 1998 and the University of
San Diego, since 2010
Serving currently as director of Lantronix, Inc. and was previously director of ADC Telecommunication, Inc. and Primal Solutions, Inc.
Corporate Overview – Q3 2014

Fred Thiel
Chairman & CEO
fred@local.com
Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 | www.localcorporation.com
Ken Cragun
CFO
kcragun@local.com

Corporate Overview – Q3 2014

*Estimate
Company Symbol Price
Market Cap
(in millions)
2014E Sales
(in millions)
Market Cap/Sales
Blucora, Inc.
BCOR $  15.54 $     639.1 $    598.0 1.1
The Rubicon Project, Inc.
RUBI $   10.01 $     358.9 $    119.0 3.0
Angie’s List, Inc.
ANGI $  7.61 $     445.3 $    318.0 1.4
Marchex, Inc.
MCHX $  8.63 $     351.1 $    187.0 1.9
Autobytel, Inc.
ABTL $  8.18 $     73.9 $     107.0 0.7
Yelp, Inc.
YELP $  82.32 $  5938.0 $    375.0 15.8
Travelzoo Inc.
TZOO $  17.05 $     251.1 $    149.0 1.7
XOXO Group Inc.
XOXO $  11.45 $     290.0 $    140.0 2.1
Demand Media
DMD $    9.11 $     166.6 $    164.0 1.0
Rocket Fuel Inc.
FUEL $  15.71 $     563.3 $    398.0 1.4
Average
3.0
Local Corporation
LOCM $    1.63 $       45.4 $    105.0 0.4
Corporate Overview – Q3 2014

*Estimate
Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $3,500
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (1,700)
Less provision for income taxes (158) (102) (178) (111) (139) (200)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (900)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)
Less LEC receivable reserve - - - (1,407) - -
Less net loss from discontinued operations - - (6,899) (14,250) (3,740) -
Plus gain on sale of Rovion - - - 1,458 - -
Plus revaluation of warrants (2,981) 887 2,633 202 1,100 -
Less Geo-Tag settlement - - - - (550) -
Less non-recurring charges (520) - (1,461) (684) (2,829) (1,200)
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,373) $(5,300)
Corporate Overview – Q3 2014

Date as of August 12, 2014

Q2 2014 Highlights June 30, 2014 Balance Sheet 2014 Guidance
$22.5M in revenue
$1.0M in Adjusted EBITDA
positive for the 6    consecutive quarter
14% increase of O&O revenue y-o-y
$204 RKV,  up 8% from Q1 2014
•
•
•
•
•
•
•
$6.7M in total cash, up $3.0M  from
March 31, 2014
$8.9M line of credit balance, $700k
lower than March 31, 2014
Well-positioned to address the $5M in
April 2015 convertible
•
•
Revenue between $103M and $107M,
which at the mid-point is 11% growth
Adjusted EBITDA between $3M and
$4M
Corporate Overview – Q3 2014
th
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12